SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                              RSI Retirement Trust
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Trustees of RSI Retirement Trust
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:
       2)   Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)   Proposed maximum aggregate value of transaction:
       5)   Total Fee Paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
       2)   Form, Schedule or Registration Statement No.:
       3)   Filing Party:
       4)   Date Filed:

                              RSI RETIREMENT TRUST
                              150 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                          -----------------------------



                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                November 30, 2004


                          -----------------------------




NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 150 East 42nd Street, 27th Floor, New York, New York 10017, on November 30, 2004 at 11:00 A.M., for the following purposes:


    1. To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.


    2. To consider ratification or rejection of the selection of Anchin, Block & Anchin LLP as independent accountants of the Trust for the fiscal year ending September 30, 2004.

    3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on October 12, 2004 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.



                                            By Order of the Trustees,


                                            -----------------------------------
                                            STEPHEN P. POLLAK
                                            Executive Vice President,
                                            Counsel and Secretary
DATED:   New York, New York
         November 5, 2004

                              RSI RETIREMENT TRUST
                              150 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017


                             ---------------------


                                 PROXY STATEMENT
                               General Information




         This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees ("Trustees") of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 150 East 42nd Street, 27th Floor, New York, New York, 10017 on November 30, 2004, at 11:00 A.M., and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is November 5, 2004.

         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

         The Trustees have fixed the close of business on October 12, 2004 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

         The Trust had outstanding as of the record date October 12, 2004 Units of beneficial interest, which are divided into separate Investment Funds as follows:

              Core Equity Fund                             1,878,684.586
              Emerging Growth Equity Fund                    905,475.392
              Value Equity Fund                            1,136,737.301
              International Equity Fund                    1,190,033.451
              Activity Managed Bond Fund                   2,466,737.195
              Intermediate-Term Bond Fund                    818,990.208


         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the meeting or any adjournment thereof.

The following table summarizes the foregoing information:


                  PROPOSAL                     INVESTMENT FUNDS VOTING

     1. Election of Trustees                             All

     2. Ratification of Accountants                      All


         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2.

         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

         Copies of the Trust's Annual Report for the fiscal year ended September 30, 2003 and Semi-Annual Report for the six months ended March 31, 2004, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017-5633.

                                   PROPOSAL 1

                              Election Of Trustees


         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of nine members. The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

         The nominees for Trustee are set forth below under "Information Regarding Trustees."

         Each of the three nominees for Trustee is currently a member of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the three nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".


                         Information Regarding Trustees

         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Retirement System Investors Inc. ("Investors"), the Trust's Investment Adviser. Each of the Trustees is responsible for the oversight of each of the six Investment Funds in the Trust.

Nominees for Election as Trustees:

                                                                         First
                                       Principal Occupation              Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------              -------------

Interested Trustee
------------------

William A. McKenna,     67    Chairman Emeritus of Ridgewood              1998       Trustee of St. Joseph's College;
Jr. *                         Savings Bank, Ridgewood, New York                      Director of St. Vincent's Servi-ces;
                              since January 2004; formerly                           Director of Boy's Hope; Director of
                              Chairman and Chief Executive                           Retirement System Group Inc.; Director
                              Offecier, Ridgewood Savigns Bank,                      of RSGroup Trust Company; Member of
                              Ridgewood, New York from January 1992                  the Cardinal's Committee of the Laity;
                              to December 2003.                                      Director of The Calvary Fund; Director
                                                                                     of Asset Management Fund Large Cap
                                                                                     Equity Institutional Fund; Director of
                                                                                     Asset Management Fund; Director of the
                                                                                     American Institute of Certified Public
                                                                                     Accountants; and Member of the Hofstra
                                                                                     University Zarb School of Business
                                                                                     Strategic Partnership Board.

                                                                          First
                                       Principal Occupation              Became                     Other
        Name            Age             During Last 5 Years              Trustee                Directorships
     ----------       -------       --------------------------         -----------            ---------------

Independent Trustees
--------------------

Candace Cox              53    Managing Director, Emerald Capital          1992                       None
                               Advisors, LLC, since February 2000
                               and from December 1998 to November
                               1999; formerly Director of
                               Institutional Investments with Lord
                               Abbett & Co. from December 1999 to
                               February 2000; President and Chief
                               Investment Officer, Bell Atlantic
                               (formerly NYNEX) Asset Management
                               Company from November 1995 to May
                               1998; Vice President and Managing
                               Director, between 1992 and October
                               1995.

Raymond L. Willis       68     Private Investments                         1985    Chairman, U.T.C. Pension Trust, Ltd.;
                                                                                   President, U.T. Insurance, Ltd.;
                                                                                   Director of Association of Private
                                                                                   Pension and Welfare Plans; Trustee of
                                                                                   Employee Benefits Research Institute.

Trustees Serving With A Term Expiring In One Year:

                                                                          First
                                       Principal Occupation              Became                     Other
        Name            Age             During Last 5 Years              Trustee                Directorships
     ----------       -------       --------------------------         -----------            ---------------


Interested Trustee
------------------

Joseph R. Ficalora*     58    Chairman, President and Chief               2002    Past Chairman and currently a director
                              Executive Officer of New York                       of the Community Bankers Association
                              Community Bancorp, Inc. since July                  of New York State, Chairman of Group
                              1993; President and Chief Executive                 VI and member of the Executive
                              Officer of New York Community Bank                  Committee; President and Director of
                              since January 1994 and Chairman  since              AMF Investment Fund, Inc.; Director of
                              May 1997.                                           the Institutional Investors Capital
                                                                                  Appreciation Fund; Director of the
                                                                                  Queens Chamber of Commerce; Director
                                                                                  or Trustee of Queens Library
                                                                                  Foundation Board; Queens Borough
                                                                                  Public Library; Queens College
                                                                                  Foundation; Queensborough Community
                                                                                  College Fund; Flushing Cemetery and
                                                                                  New York Hall of Science. Also a
                                                                                  member of the Advisory Council of the
                                                                                  Queens Museum of Art.

                                                                          First
                                       Principal Occupation              Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------

Independent  Trustee
-----------  -------

Maurice E. Kinkade      62    Adjunct Professor of Finance, Marist       1987                      None
                              College since September 1994;
                              Director of Development, Maplebrook
                              School, Amenia, New York, from
                              September 1994 to June 2001; President
                              of KINCO Management, Pough-keepsie,
                              New York from June 1992 to September 1995.




Trustees Serving with A Term Expiring in Two Years:

Independent Trustees
--------------------

Joseph L. Mancino +     67    Co- Chairman of New York Community       2000    Director of Helen Keller Services For
                              Bank since November 2003; formerly               The Blind; Theodore Roosevelt Council
                              President and Chief Executive Officer            - Boy Scouts of America; Interfaith
                              of The Roslyn Savings Bank, Roslyn,              Nutrition Network; National Center for
                              New York, from July 1992 to October              Disability Services; Winthrop
                              1993; Vice Chairman, President and               Hospital; and S.B.L.I. USA.
                              Chief Executive Officer of Roslyn
                              Bancorp, Inc. from January 1997 to
                              October 2003.

---------------
+ Mr. Mancino was an "interested person" of the Trust prior to November 2003 because he was an executive officer of an employer sponsoring a plan of participation in the Trust which held an interest in Retirement System Group Inc. common stock.

                                                                          First
                                       Principal Occupation              Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------

Herbert G.              66    Vice Chairman of Charter One                1994     Director of the New York Business
Chorbajian                    Financial, Inc. from November 1998 to                Development Corpo-ration; Director or
                              June 2003; Director of Charter One                   Trustee of the Northeast Health
                              Financial, Inc. since November 1998;                 Foundation, Inc.; the Albany College
                              Chairman, President and Chief                        of Pharmacy; and the Albany Cemetery
                              Executive Officer of ALBANK                          Association.
                              Financial, Inc. from April 1992 to
                              November 1998; Chairman and Chief
                              Executive Officer from October 1990
                              to November 1998 and President and
                              Director from June 1985 to November
                              1998, ALBANK, FSB, Albany, New York.

James P. Cronin         59    President, Treasurer and Chief             1997      Director or Trustee of RSGroup Trust
                              Executive Officer since June 1987 of                 Company; Norwich Free Academy; St.
                              The Dime Savings Bank of Norwich,                    Jude Common; John S. Blackmar Fund; W.
                              Norwich, Connecticut.                                W. Backus Hospital; and Integrated Day
                                                                                   Charter School Foundation.

William L. Schrauth     69    Interim Executive Director for The         1981      Director of RSGroup Trust Company.
                              Community Foundation of Herkimer &
                              Oneida Counties, Inc. from August
                              2001 to July 2002; formerly President
                              and Chief Executive Officer, The
                              Savings Bank of Utica, Utica, New
                              York, from August 1977 to December
                              2000.

         Information Regarding Executive Officers and the Trust Chairman



         The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2004, together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of William J. Pieper, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 150 East 42nd Street, New York, N.Y. 10017.

                                               Principal Occupation,
                                                Business Experience
                                                During Last 5 Years,
             Name                 Age          Present Directorships
             ----                 ---          ---------------------

William Dannecker                 64     President of the Trust since May 1986
                                         and Trustee from May 1987 to March
                                         2004; Director of Retirement System
                                         Group Inc. since March 1989 and Chief
                                         Executive Officer from January 1990 to
                                         February 2003, Chairman since October
                                         2000, and President from March 1989 to
                                         September 2000; Director of Retirement
                                         System Consultants Inc. since March
                                         1989; Director of Retirement System
                                         Investors Inc. since March 1989;
                                         Director of Retirement System
                                         Distributors Inc. since July 1989;
                                         Director of RSGroup Trust Company since
                                         June 1998, President and Chief
                                         Executive Officer from June 1998 to
                                         January 1999 and Chief Operating
                                         Officer from January 1999 to February
                                         2003; Director of RSG Insurance Agency
                                         Inc. since March 1996.

William J. Pieper                 53     Senior Vice President and Treasurer of
                                         the Trust since July 2004; Senior Vice
                                         President, Trust Services of Retirement
                                         System Group Inc. since April 2004;
                                         Senior Vice President, Trust Services
                                         of RSGroup Trust Company since April
                                         2004; formerly Vice President, Manager
                                         of Fiduciary Services, People's Bank,
                                         Bridgeport, Connecticut from August
                                         1985 to April 2004.

Stephen P. Pollak                 59     Executive Vice President, Counsel and
                                         Secretary of the Trust since July 1995,
                                         Senior Vice President, Counsel and
                                         Secretary from December 1986 to July
                                         1995, Chief Compliance Officer since
                                         September 2004; Executive Vice
                                         President, Counsel and Secretary of
                                         Retirement System Group Inc. since
                                         January 1993 and Director since March
                                         1989; Vice President and Secretary of
                                         Retirement System Consultants Inc.
                                         since January 1990 and Director since
                                         March 1989; Vice President, Secretary
                                         and Compliance Officer of Retirement
                                         System Distributors Inc. since February
                                         1990 and Director since July 1989; Vice
                                         President and Secretary of Retirement
                                         System Investors Inc. since February
                                         1990 and Director since March 1989;
                                         President and Director of RSG Insurance
                                         Agency Inc. since March 1996; Executive
                                         Vice President, Counsel and Secretary
                                         of RSGroup Trust Company since August
                                         1998 and Director since June 1998;
                                         Secretary of The Multi-Bank Association
                                         of Delaware since March 2001.

C. Paul Tyborowski                51     Executive Vice President of the Trust
                                         since July 2001; Director, President
                                         and Chief Executive Officer of
                                         Retirement System Group Inc.; Director,
                                         President and Chief Executive Officer
                                         of RSGroup Trust Company; President of
                                         Retirement System Distributors Inc.;
                                         President of Retirement System
                                         Investors Inc.; formerly Managing
                                         Director and Director of Marketing at
                                         Columbus Circle Investors, Stanford,
                                         Connecticut, and President and Chief
                                         Executive Officer of Columbus Circle
                                         Trust Co. from 1994 to 1998.

                   Investment Fund Ownership by Trustees+


                                                    Dollar Range of Equity                   Aggregate Dollar Range of All
                                                      Securities in Each                        Equity Securities in All
              Name                                     Investment Fund                              Investment Funds
              ----                                     ---------------                              ----------------
Interested Trustees
-------------------

Joseph R. Ficalora                                           None                                         None

William A. McKenna, Jr.            Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund: Over $100,000
                                   Value Equity Fund:  Over $100,000
                                   Intermediate-Term Bond Fund: $50,001-$100,000
                                   Actively Managed Bond Fund: $50,001-$100,000


Independent Trustees

Herbert G. Chorbajian                                        None                                         None

Candace Cox                                                  None                                         None

James P. Cronin                    Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund: $10,001-$50,000
                                   Value Equity Fund:  Over $100,000
                                   International Equity Fund: $10,001-$50,000
                                                                                                     Over $100,000
Maurice E. Kinkade                 Core Equity Fund:  Over $100,000
                                   Emerging Growth Equity Fund: Over 100,000
                                   International Equity Fund: Over-$100,000

Joseph L. Mancino                  Actively Managed Bond Fund:  $10,001-$50,000                           None

William L. Schrauth                Core Equity Fund:  $50,001 - $100,000                             Over $100,000
                                   Emerging Growth Equity Fund: $10,001-$50,000
                                   Value Equity Fund:  $50,001-$100,000
                                   Intermediate-Term Bond Fund: $50,000-$100,000
                                   Actively Managed Bond Fund: Over $100,000

Raymond L. Willis                                            None                                         None

-------------------

+Ownership as of October 12, 2004.

         The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

         The Audit Committee, which met three times during the Trust's fiscal year ended September 30, 2004, presently consists of Messrs. Cronin, Mancino and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

         The Governance Committee, which did not meet during the Trust's fiscal year ended September 30, 2004, presently consists of Messrs. McKenna, Schrauth, and Chorbajian. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees, including compensation matters.

         The Investment Committee, which met six times during the Trust's fiscal year ended September 30, 2004, presently consists of Ms. Cox and Messrs. Cronin, Kinkade and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

         The Nominating Committee, which met two times during the Trust's fiscal year ended September 30, 2004, presently consists of Messrs. Chorbajian, McKenna and Schrauth. Messrs. Chorbajian and Schrauth are not "interested persons" of the Trust, as defined in the Act. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants.

         The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 2004, presently consists of Messrs. Ficalora, Mancino and Willis. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

         The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 2004. (There were no additional special meetings.) During the Trust's fiscal year ended September 30, 2004, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

         The Board of Trustees does not mandate attendance by Trustees at the Annual Meeting of Trust Participants. One member of the Board of Trustees attended the last Annual Meeting of Trust Participants, held on October 21, 2003.

Nominees for the Board of Trustees
----------------------------------


         The Nominating Committee does not have a Charter. However, at a meeting of the Governance Committee held on September 26, 1996, the Governance Committee established Guidelines for the Nominating Committee in recommending nominees for the Board of Trustees. The Guidelines were approved by the Board of trustees at its meeting held on December 5, 1996.

         Under the Nominating Committee Guidelines for nominees, any individual proposed for nomination (including Trustees standing for re-election) shall not have attained the age of 70 at the date of election or re-election to the Board. The Guidelines further provide that any individual proposed for nomination should "add value" to the Board, under one or both of the following criteria:
(1) having expertise in investment matters, or one or more other disciplines deemed desirable by the Board, or (2) having business relationships with one or more clients or prospective clients which may be beneficial to the Trust from a business standpoint.

         Potential nominees are identified and evaluated based on a review of a detailed written resume of the candidate's business background, past accomplishments and other relevant qualifications. Since the Guidelines established by the Board of Trustees call for specific expertise and/or business relationships which may be beneficial to the Trust, the Nominating Committee has always had a policy of not considering nominees recommended by Trust Participants.


Communications with the Board of Trustees
-----------------------------------------

         Trust Participants who wish to send communications to the Board of Trustees or to any individual Trustee may write to the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, NY 10017-5633. Such communications will be referred to the Board of Trustees or to the named Trustee, as appropriate.


                      Compensation Of Trustees And Officers

Trustees' Compensation
----------------------

         The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2004. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2004:


                                                      Aggregate Compensation
                    Name of Trustee                      From the Trust
                    ---------------                      --------------

           Interested Trustees
           -------------------

           Joseph R. Ficalora                                 $21,500

           William A. McKenna, Jr.                             27,800

           Independent Trustees
           --------------------

           Herbert G. Chorbajian                              $21,100
           Candace Cox                                         39,750*
           James P. Cronin                                     29,550
           Maurice E. Kinkade                                  26,400*
           Joseph L. Mancino                                   23,550
           William L. Schrauth                                 22,250
           Raymond L. Willis                                   25,300

Officers' Cash Compensation
---------------------------


         With the exception of President William Dannecker, Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc. if employed by Retirement System Group Inc. For services to the Trust during the fiscal year ended September 30, 2004, President Dannecker received aggregate compensation from the Trust of $20,700.

Section 457 Deferred Compensation Plan
--------------------------------------

         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $13,000 or 100% of their compensation from the Trust during each calendar year.

--------------------
         * Aggregate compensation includes amounts deferred under the Trust's
         Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 2004 is as follows: Ms. Cox ($182,227) and Mr. Kinkade ($217,272). There are no pension or retirement benefits.

         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

         The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

         Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.






                                   PROPOSAL 2


                            Selection Of Accountants


         Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected Anchin, Block & Anchin LLP on September 23, 2004 to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2004.

         Representatives of Anchin, Block & Anchin LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

         The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."

         The decision to select Anchin, Block & Anchin LLP as independent accountants for the Trust and to dismiss PricewaterhouseCoopers LLP ("PwC"), former independent accountants for the Trust, was approved by the Audit Committee and by the Board of Trustees at their respective meetings held on September 23, 2004. PwC's reports on the financial statements of the Trust for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits of the Trust for each of the fiscal years in the two year period ended September 30, 2003 and through September 23, 2004, there were no disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

Independent Accountants' Fees
-----------------------------

         The Audit Committee reviews all matters involving the Trust's Independent Accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the Audit Committee. All services provided to the Trust by its Independent Accountants are pre-approved by the Audit Committee.

         The two following tables set forth for the Trust's two most recent fiscal years, the fees billed by its independent accountants for: (i) all audit and non-audit services provided directly to the Trust and (ii) non-audit fees paid to its independent accountants for services rendered to the Trust and the Trust's investment adviser and entities under common control with the investment adviser that proves ongoing services to the Trust.

Fees for audit and non-audit services to the Trust:

   Fiscal Year                                                           Audit Related         Tax        All Other
     Ending               Independent Accountants           Audit Fees        Fees            Fees*         Fees**
     ------               -----------------------           ----------        ----            -----         ------

      2003              PricewaterhouseCoopers LLP           $95,000             0               0          $2,200

      2004              Anchin, Block & Anchin LLP           110,000            ***              0            ***


Aggregate non-audit fees for services to the Trust and the Trust's investment adviser and entities under common control with the investment adviser:

   Calendar Year              Independent Accountants                         Aggregate Non-Audit Fees
   -------------              -----------------------                         ------------------------

       2002                 PricewaterhouseCoopers LLP                                 $68,550

       2003                 PricewaterhouseCoopers LLP                                 67,100

         The Audit Committee has reviewed the non-audit services provided by the Trust's independent accountants to the Trust's investment adviser and entities under common control with the investment adviser and has determined that the providing of such services is compatible with maintaining the accountant's independence.

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

-------------------

         *   The Trust is tax-exempt.
         **  Independent Accountants' out of pocket expenses.
         *** To date no bills for Audit Related or Other Fees have been received by the Trust.

                        Information Concerning Investors

         Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.

         Retirement System Investors Inc. ("Investors"), 150 East 42nd Street, 27th Floor, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 150 East 42nd Street, 27th Floor, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also acts as investment advisor to several other corporate entities. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows.


                                                                              Title and Other
                         Name                                           Principal Occupation, if any

         William Dannecker                             Director

                                                       Chairman of the Board of Directors -  Retirement
                                                       System Group Inc.

                                                       Director - Retirement System Consultants Inc.

                                                       Director - Retirement System Distributors Inc.

                                                       Director - RSGroup Trust Company

                                                       Director - RSG Insurance Agency Inc.


         Stephen P. Pollak                             Director, Vice President and Secretary

                                                       Executive Vice President, Counsel, Secretary and
                                                       Director - Retirement System Group Inc.

                                                       Executive Vice President, Counsel, Secretary and
                                                       Director - RSGroup Trust Company

                                                       Vice President, Counsel, Secretary and
                                                       Director - Retirement System Consultants Inc.

                                                       Vice President, Counsel, Secretary and Director -
                                                       Retirement System Distributors Inc.

                                                       President and Director - RSG Insurance Agency
                                                       Secretary - The Multi-Bank Association of Delaware

         C. Paul Tyborowski President

                                                       President, Chief Executive Officer and Director -
                                                       Retirement System Group Inc.

                                                       President, Chief Executive Officer and Director -
                                                       RSGroup Trust Company

                                                       President, and Registered Principal -
                                                       Retirement System Distributors Inc.

                                                       President and member of Executive Committee -
                                                       The Multi-Bank Association of Delaware

Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 150 East 42nd Street, 27th Floor, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2004, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 150 East 42nd Street, Floor 27, New York, New York 10017. For the year ended September 30, 2004, Consultants received fees from the Trust in the aggregate amount of $2,804,366.


                              Principal Unitholders

The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of October 12, 2004. (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.




                                                 Amount of               Percent
Name                                             Ownership              of Class

Trust (considered as a whole):
         New York Community Bank               1,238,764.105              14.8
         Ridgewood Savings Bank                  713,760.827               8.5


Core Equity Fund:
         New York Community Bank                 253,556.322              13.5
         Ridgewood Savings Bank                  154,633.362               8.2

Emerging Growth Equity Fund:
         New York Community Bank                 121.948.972              13.5
         Ridgewood Savings Bank                   74,332.994               8.2

Value Equity Fund:
         New York Community Bank                 138,788.027              12.2
         Ridgewood Savings Bank                   84,661.920               7.4

International Equity Fund:
         New York Community Bank                 196,594.653              16.5
         Ridgewood Savings Bank                  119,784.282              10.1
         Partners Trust Bank                      70,327.146               5.9
         SI Bank & Trust                          65,992.438               5.5
         First Niagra Financial Group, Inc.       62,162.202               5.2

Intermediate-Term Bond Fund:
         New York Community Bank                 133,030.904              16.2
         Ridgewood Savings Bank                   70,709.688               8.6
         Partners Trust Bank                      41,514.756               5.1

Actively Managed Bond Fund:
         New York Community Bank                 394,845.227              16.0
         Ridgewood Savings Bank                  209,638.581               8.5


The addresses of these unitholders are as follows:

First Niagra Financial Group, Inc., 6950 S. Transit Road, Lockport, NY 14094; New York Community Bank, 615 Merrick Avenue, Westbury, NY 11590; Partners Trust Bank, 233 Genesee Street, Utica, NY 13501; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; SI Bank & Trust, 1535 Richmond Avenue, Staten Island NY 10314.


                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2005 Annual Meeting Of Trust Participants

          The 2005 Annual Meeting of Trust Participants is expected to be held on or about May 26, 2005. Any proposal intended to be presented by any Trust Participant for action at the 2005 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017, not later than January 26, 2005 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2005 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2005 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                                  Other Matters


         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.


                                       By Order of the Board of Trustees,




                                        /s/ Stephen P. Pollak
                                       ---------------------------------------
                                       STEPHEN P. POLLAK
New York, New York                     Executive Vice President,
November 5, 2004                       Counsel and Secretary

                              RSI RETIREMENT TRUST

                             ----------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on November 30, 2004 and the Proxy Statement attached thereto, and does hereby appoint William J. Pieper and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 150 East 42nd Street, 27th Floor, New York, New York, on November 30, 2004 at 11:00 A.M., or any adjournment or adjournments thereof, as follows:


         (1) Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

         Nominees:         Candace Cox
                           William A. McKenna. Jr.
                           Raymond L. Willis



             |_| FOR all nominees listed above (except as marked to the contrary below).

             |_|   WITHHOLD AUTHORITY to vote for all nominees listed above.


         Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


          ------------------------------------------------------------

          ------------------------------------------------------------

         (2) Selection of Anchin, Block & Anchin LLP as the Trust's independent accountants.

                      |_|   FOR       |_|   AGAINST          |_|   ABSTAIN


         (3) Upon all other matters which shall properly come before the meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.


         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as follows:


         CORE EQUITY FUND                                           [[Core]]

         EMERGING GROWTH EQUITY FUND                              [[Emerging]]

         VALUE EQUITY FUND                                         [[Value]]

         INTERNATIONAL EQUITY FUND                             [[International]]

         INTERMEDIATE-TERM BOND FUND                            [[Intermediate]]

         ACTIVELY MANAGED BOND FUND                                [[Active]]



        [[PlanName]]                                               [[Plan]]
        ------------------------------------------------         ---------------
          (Print Name of Trust Participant)                          Account no.

         [[Attention]]
        -------------------------------------------------
          (Designated Plan Unitholder, if applicable)


        By:                                                  Dated:       , 2004
            ---------------------------------------------          -------
         (Signature of individual unitholder, or person,
         officer or committee duly designated by Trust
         Participant)*


        * Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.

EXHIBIT INDEX

Ex.             Description

A               Letter from PriceWaterhouseCoopers LLP